Exhibit 10.3.3
MISSOURI BASIN POWER PROJECT
* * *
LARAMIE RIVER ELECTRIC GENERATING STATION AND
TRANSMISSION SYSTEM PARTICIPATION AGREEMENT
AMENDMENT NO. 14

This Amendment No. 14 (“Amendment”), dated as of May 1, 2023, by and between BASIN ELECTRIC POWER COOPERATIVE, a North Dakota corporation (“Basin Electric”); TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado corporation (“Tri-State”); WESTERN MINNESOTA MUNICIPAL POWER AGENCY, a municipal corporation and political subdivision of the State of Minnesota (“Western Minnesota”); and CITY OF LINCOLN, NEBRASKA, a Nebraska municipal corporation operating the Lincoln Electric System (“L.E.S.”), all of whom may be collectively referred to as the “Parties” and individually referred to as a “Party.” Capitalized terms used herein without definition shall have the respective meanings set forth in the Participation Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Parties have entered into a document entitled “Missouri Basin Power Project * * * Laramie River Electric Generating Station and Transmission System Participation Agreement,” executed on various dates during the months of November and December, 1975, taking effect as of May 25, 1977, and amended from time to time (the “Participation Agreement”); and

WHEREAS, the Parties wish to amend the Participation Agreement to reflect changes to the Description of the Project and Points of Delivery as identified in Exhibit A and Exhibit C, respectively, and in addition, the Parties intend to adopt, through coordination and mutual agreement, a conformed version of the Participation Agreement reflecting this Amendment and all prior amendments;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.AMENDMENTS TO PARTICIPATION AGREEMENT:

1.1.As of the Effective Date, Subsections A-2.1.2, A-2.1.5, A-2.1.6, A-2.1.7, A-2.1.8, A-2.10, and A-2.1.11 of Exhibit A, Section A-2, The Transmission System, are amended to read as follows:
1.1.1     “A-2.1.2 Laramie River Station - Stegall (West) Substation, 230 kV ac transmission line, 2306 MCM single conductor, steel tower - estimated line length - 60.7 miles.”
1.1.2    “A-2.1.5 Laramie River Station - Wayne Child, 345 kV ac transmission line, 2-1272 MCM conductors, steel tower - estimated line length - 73.6 miles.”
1.1.3    “A-2.1.6 Laramie River Station - Sidney (East) Substation, 345 kV ac transmission line, 2306 MCM single conductor, steel tower - estimated line length - 120.00 miles.”
1.1.4    “A-2.1. 7 Laramie River Station - Stegall (East) Substation, 345 kV ac transmission line. 2306 MCM single conductor, steel tower - estimated line length - 59.00 miles.”

1.1.5    “A-2.1.8 Stegall (East) Substation - Sidney (East) Substation, 345 kV ac transmission line, 2-2306 MCM single conductors, steel tower - estimated line length - 77.00 miles.”
1.1.6    “A-2.1.10 Wayne Child Substation-Keota Substation, 345 kV ac transmission line, 2-1272 MCM conductors, steel tower - estimated line length - 40.9 miles.”

1.1.7    “A-2.1.11 Keota Substation - Story Substation, 345 kV ac transmission line, 2-1272 MCM conductors, steel tower - estimated line length - 59.0 miles.”

1.2    As of the Effective Date, Subsections C-1.7, C-1.8, and C-1.10 of Exhibit C, Section C-1, West Side Transmission Delivery Points, shall be amended to read as follows:
1.2.1“C-1.7 [REMOVED, as amended DATE, Amendment 14].”
1.2.2“C-1.8 Wayne Child (Wyoming) Substation 345kV - Basin Electric, Tri-State.”
1.2.3“C-1.10 [REMOVED, as amended DATE, Amendment 14].”

2.MUTUAL REPRESENTATIONS AND WARRANTIES: As of the date first written above, each Party represents and warrants to the other Parties that (i) it possesses full power and authority to enter into and perform this Amendment; (ii) the execution, delivery and performance of this Amendment by it have been duly authorized by it; (iii) except for the acceptance of this Amendment by the Federal Energy Regulatory Commission (“FERC”), the execution, delivery and performance of this Amendment by it does not require the consent or approval of, filing with, nor notice to any other person, which if not obtained would prevent it from performing its obligations hereunder; and (iv) the execution, delivery and performance of this Amendment by it does not violate any federal, state or municipal laws, rules or regulations applicable to it.

3.EFFECTIVE DATE: As Basin Electric and Tri-State are no longer borrowers from the Rural Utilities Service, no approval by the Administrator of the Rural Utilities Service is required. As Basin Electric and Tri-State have filed the Participation Agreement with FERC, FERC’s approval or acceptance for filing of this Amendment is required. This Amendment 14 is effective on the latest of the effective date (“Effective Date”) established by FERC upon the final and unappealable acceptance for filing of this Amendment. Basin Electric will provide written notice to all other Participants of the Effective Date.

IN WITNESS HEREOF, the Parties have caused this Amendment No. 14 to be executed and delivered as of the date first written above.

[SIGNATURE PAGES TO FOLLOW]

(SEAL)                        BASIN ELECTRIC POWER COOPERATIVE

By: /s/ Todd E. Telesz
Title: Chief Executive Officer & General Manager

ATTEST:

By: /s/
Title: Assistant Secretary

ACKNOWLEDGMENT

STATE OF NORTH DAKOTA)
                ) ss.
COUNTY OF BURLEIGH     )

On this 22nd day of February, 2023, before me personally appeared Todd E. Telesz, to me personally known, who, having been by me first duly sworn, did say that he is the Chief Executive Officer and General Manager of Basin Electric Power Cooperative, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors; and said Todd E. Telesz acknowledged said instrument to be the free act and deed of said corporation.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)                            Notary Public:

                            /s/ Lisa J. Carney

My Commission Expires: 10-19-26

(SEAL)    TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

                            By: /s/ Duane Highley
                            Title: Chief Executive Officer

ACKNOWLEDGMENT

STATE OF COLORADO    )
) ss.
COUNTY OF ADAMS        )
On this 14th day of February, 2023, before me personally appeared Duane Highley, to me personally known, who, having been by me first duly sworn, did say that he is the Chief Operating Officer of Tri-State Generation and Transmission Association, Inc., the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors; and said Duane Highley acknowledged said instrument to be the free act and deed of said corporation.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)                            Notary Public:

                            /s/ Shannon Michelle Bradley

My Commission Expires: 1-18-2026

WESTERN MINNESOTA MUNICIPAL POWER AGENCY

                        By: /s/ Thomas J. Heller
                        Title: Assistant Secretary & Assistant Treasurer

ATTEST:

By: /s/
Title: General Counsel

ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA    )
                ) ss.
COUNTY OF LINCOLN    )

On this 21st day of February, 2023, before me personally appeared Thomas J. Heller, to me personally known, who, having been by me first duly sworn, did say that he is the Assistant Secretary and Assistant Treasurer of Western Minnesota Municipal Power Agency, the agency described in and which executed the foregoing instrument; that the seal affixed to said instrument is the seal of said agency; and that said instrument was signed and sealed on behalf of said agency by authority of its board of directors; and said Thomas J. Heller acknowledged said instrument to be the free act and deed of said agency.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)                            Notary Public:

                            /s/ Tasha L. Altmann

My Commission Expires: _______________

(SEAL)    CITY OF LINCOLN, NEBRASKA d/b/a
                            Lincoln Electric System

                            By: /s/ Kevin G. Wailes
                            Title:     Chief Executive Officer
                                Lincoln Electric System
ATTEST:

By: /s/ Shelley Sahling-Zart
Title: General Counsel

ACKNOWLEDGMENT

STATE OF NEBRASKA    )
                ) ss.
COUNTY OF LANCASTER    )

On 14th day of February, 2023, before me personally appeared Kevin G. Wailes, to me personally known, who, having been by me first duly sworn, did say that he is the Chief Executive Officer of Lincoln Electric System, which executed the foregoing instrument; and that said instrument was signed on behalf of Lincoln Electric System by authority of its Administrative Board; and said Kevin G. Wailes acknowledged said instrument to be the free act and deed of said Lincoln Electric System.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)                        Notary Public:

                        /s/ Michelle L. Miller

My Commission Expires: September 18, 2023